UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2008

DR PEPPER SNAPPLE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33829	75-3258232

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5301 Legacy Drive, Plano, Texas 75024
(Address of principal executive offices and zip code)

(972) 673-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Larry D. Young, President and Chief Executive Officer, John O. Stewart, Executive Vice President and Chief Financial Officer and Randall E. Gier, Executive Vice President — Marketing and R&D of Dr Pepper Snapple Group, Inc. will be participating in an investor presentation in New York on Thursday, May 1, 2008, at 8:30 a.m. (Eastern time).

A live webcast of the investor presentation, including slides prepared in connection with the presentation, will be available by visiting the website of Cadbury Schweppes plc, Dr Pepper Snapple Group, Inc.’s parent company, at the following link:

http://www.cadburyschweppes.com/EN/InvestorCentre/Presentations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DR PEPPER SNAPPLE GROUP, INC.

By:	/s/ James L. Baldwin, Jr.

Name: James L. Baldwin, Jr.
Title: Executive Vice President, General Counsel and Secretary

Date: April 30, 2008